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                                                                    EXHIBIT 10.5

              DBT ONLINE, INC. AMENDED & RESTATED STOCK OPTION PLAN

                      AS AMENDED THROUGH SEPTEMBER 26, 1997

         The purpose of the Stock Option Plan (the "Plan") is to provide designated officers, directors and employees of DBT Online, Inc. and its subsidiaries (hereinafter collectively referred to as the "Company") and consultants, independent contractors and principals of organizations involved with the Company on significant projects ("Key Advisors") with the opportunity to receive grants of nonqualified stock options or, in the case of officers or other employees of the Company, incentive stock options or a combination of each. The Company believes that the Plan will cause the participants to contribute materially to the growth of the Company, thereby benefiting the Company's shareholders and will align the economic interests of the participants with those of the shareholders.

         1.       Administration

         The Plan shall be administered and interpreted by a committee (the "Committee") which shall consist of two or more persons appointed by the board of directors of the Company (the "Board"), all of whom shall be "disinterested persons" as defined under Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and "outside directors" as defined under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). The Committee shall have the sole discretion and authority to (i) determine the individuals to whom options shall be granted under the Plan, (ii) determine the type, size, exercise price and other terms and conditions of the options to be granted to each such individual, (iii) determine the time when the options will be granted and the duration of the exercise period, including the criteria for exercisability and the acceleration of exercisability and (iv) deal with any other matters arising under the Plan. The Committee shall have full power and authority to administer and interpret the Plan, to make factual determinations and to adopt or amend such rules, regulations, agreements and instruments for implementing the Plan and for the conduct of its business as it deems necessary or advisable, in its sole discretion. The Committee's interpretations of the Plan and all determinations made by the Committee pursuant to the powers vested in it hereunder shall be conclusive and binding on all persons having any interests in the Plan or in any awards granted hereunder.

         2.       Stock Options

         Incentives under the Plan shall consist of incentive stock options and nonqualified stock options (hereinafter collectively referred to as "Stock Options"). All Stock Options shall be subject to the terms and conditions set forth herein and to those other terms and conditions consistent with this Plan as the Committee deems appropriate and as are specified in writing by the Committee to the recipient in an instrument evidencing the grant of the Stock Option (the "Grant Letter"). The Committee shall approve the form and provisions of each Grant Letter. Grants of Stock Options under the Plan need not be uniform as among the officers, directors, employees or Key Advisors.

         3.       Shares Subject to the Plan

          (a) Subject to the adjustment specified below, the aggregate number of shares of common stock of the Company (the "Company Stock") that may be issued or transferred under the Plan is 3,000,000 shares. Notwithstanding anything in the Plan to the contrary, the maximum aggregate number of shares of the Company Stock shall be subject to Stock Options granted under the Plan to any one individual during any calendar year shall be 750,000 shares. The shares may be authorized but unissued shares of Company Stock or reacquired shares of Company Stock, including shares purchased by the Company on the open market for purposes of the Plan. If and to the extent options granted under the Plan terminate, expire, or are cancelled, forfeited, exchanged or surrendered without having been exercised, the shares subject to such Stock Option shall again be available for purposes of the Plan.

         (b) If there is any change in the number or kind of shares of Company Stock outstanding by reason of a stock dividend, a recapitalization, stock split, or combination or exchange of shares, or merger, reorganization or consolidation in which the Company is the surviving corporation, reclassification or change in par value or by reason of any other extraordinary or unusual events affecting the outstanding Company Stock as a class without the Company's receipt of consideration, or if the value of outstanding shares of Company Stock is substantially reduced due to the Company's payment of an extraordinary dividend or distribution, the maximum number of shares of Company Stock available for Stock Options, the maximum number of shares of Company Stock that may be subject to Stock Options granted to any one individual in any calendar year, the number of shares covered by outstanding Stock Options, and the price per share or the applicable market value of such Stock Options and the other terms and conditions of the Stock Options, as the Committee may deem necessary or desirable, shall be proportionately adjusted by the Committee to reflect any increase or decrease in the number or kind of issued shares of Company Stock to preclude the enlargement or dilution of rights and benefits under such Stock Options; provided, however, that any fractional shares resulting from such adjustment shall be eliminated. The adjustments determined by the Committee shall be final, binding and conclusive.


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         4.       Eligibility for Participation

         Officers, directors and employees of the Company and Key Advisors designated by the Committee (without participation by any Committee member in his designation) shall be eligible to participate in the Plan (hereinafter referred to individually as the "Participant" and collectively as the "Participants"). The Committee shall select the individuals to receive Stock Options (the "Optionees") from among the Participants and determine the number of shares of Company Stock subject to a particular Stock Option in such manner as the Committee determines, provided, however, that no Committee member shall participate in any matter specifically pertaining to him. Nothing contained in this Plan shall be construed to (i) limit the right of the Committee to grant Stock Options under the Plan in connection with the acquisition, by purchase, lease, merger, consolidation or otherwise, of the business or assets of any corporation, firm or association, including options granted to employees thereof who become employees of the Company, or for other proper corporate purpose or
(ii) limit the right of the Company to grant stock options or make other awards outside of this Plan.

         5.       Stock Option Terms

         (a) Number of Shares. The Committee, in its sole discretion, shall determine the number of shares of Company Stock that shall be subject to each Stock Option grant.

         (b) Type of Option. The Committee, in its sole discretion, may grant options that are intended to qualify as "incentive stock options" within the meaning of section 422 of the Code ("Incentive Stock Options") or stock options which are not intended to so qualify ("Nonqualified Stock Options") or any combination of Incentive Stock Options and Nonqualified Stock Options, all in accordance with the terms and conditions set forth herein.

         (c) Purchase Price. The purchase price of Company Stock subject to a Stock Option shall be determined by the Committee, and may be equal to, greater than or less than the Fair Market Value (as defined below) of a share of such Stock on the date such Stock Option is granted; provided, however, that the purchase price of Company Stock subject to an Incentive Stock Option shall be equal to or greater than the Fair Market Value of a share of such Stock on the date such Stock Option is granted and the purchase price of Company Stock subject to a Nonqualified Stock Option shall not be less than 85% of the Fair Market Value (as defined below) of a share of Company Stock on the date such Stock Option is granted. During such time that the Company Stock is not listed upon an established stock exchange or traded in the over-the-counter-market, the "Fair Market Value" of Company Stock shall be determined by the Committee at least annually after taking into account such factors as it shall deem appropriate. If the Company Stock is listed upon an established stock exchange or other recognized market source, as determined by the Committee, "Fair Market Value" on any date of reference shall be the closing price of a share of Company Stock on the principal exchange or other recognized market source, as determined by the Committee on such date, or if there is no sale on such date, then the closing price of a share of Company Stock on the last previous day on which a sale is reported.

         (d) Option Term. The Committee shall determine the term of each Stock Option. The term of any Stock Option shall not exceed ten years from the date of grant.

         (e) Exercisability of Options. Stock Options shall become exercisable in accordance with the terms and conditions determined by the Committee, in its sole discretion and specified in the Grant Letter. The Committee, in its sole discretion, may accelerate the exercisability of any or all outstanding Stock Options at any time for any reason.

         (f) Manner of Exercise. An Optionee may exercise a Stock Option which has become exercisable, in whole or in part, by delivering a notice of exercise to the Committee with accompanying payment of the purchase price in accordance with Subsection (f) below. Such notice may instruct the Company to deliver shares of Company Stock due upon the exercise of the Stock Option to any registered broker or dealer designated by the Committee ("Designated Broker") in lieu of delivery to the Optionee. Such instructions must designate the account into which the shares are to be deposited. The Optionee may tender a notice of exercise, which has been properly executed by the Optionee, and the aforementioned delivery instructions to any Designated Broker.

         (g) Termination of Employment or Services.


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                  (1) Except as provided in (2) or (3) below, in the event the
Optionee ceases to be an employee or director of the Company or Key Advisor, any Stock Option which is otherwise exercisable by the Optionee shall automatically terminate ninety days (or such other time as may be specified in the Grant Letter) after the date on which the Optionee ceases to be an employee or director of the Company or a Key Advisor, but in no event later than the date of expiration of the term of such Stock Option.

                  (2) In the event the Optionee ceases to be an employee or director of the Company or Key Advisor on account of a termination for cause (as determined in the sole judgement of the Board or its delegate), any Stock Option held by the Optionee shall automatically terminate as of the date the Optionee ceases to be an employee or director of the Company or a Key Advisor (except as the Committee may otherwise provide in the Grant Letter), but in no event later than the date of expiration of the term of such Stock Option.

                  (3) In the event of the death of the Optionee or in the event the Optionee ceases to be an employee or director of the Company or Key Advisor on account of the Optionee having become disabled, within the meaning of Section 22(e) of the Code, any Stock Option which was otherwise exercisable by the Optionee on the date of death or such disability may be exercised by the Optionee's personal representative or the Optionee, as the case may be, at any time prior to the expiration of one year (or such other time as may be specified in the Grant Letter) from the date of death or the date such Optionee ceases to be an employee or director of the Company or a Key Advisor, on account of such disability, but in no event later than the date of expiration of the term of the Stock Option.

         (h) Satisfaction of Purchase Price. The Optionee shall pay the purchase price specified in the Grant Letter in (i) cash, (ii) with the approval of the Committee, by delivering shares of Company Stock already owned by the Optionee for the period necessary to avoid a charge to the Company's earnings for financial reporting purposes and having a Fair Market Value on the date of exercise equal to the purchase price, or (iii) through any combination of (i) cash and (ii) shares. The Optionee shall pay the purchase price and the amount of any federal, state or local withholding tax due, if any, at the time of exercise. Shares of Company Stock shall not be issued or transferred upon exercise of a Stock Option until the purchase price is fully paid and any required withholding is made.

         (i) Limits on Incentive Stock Options. Each Incentive Stock Option shall provide that, to the extent that the aggregate Fair Market Value of the Company Stock (on the date of the grant with respect to which Incentive Stock Options are exercisable for the first time by an Optionee during any calendar year under the Plan or any other stock option plan of the Company exceeds $100,000, then such Stock Option as to the excess shall be treated as a Nonqualified Stock Option. An Incentive Stock Options shall not be granted to any Participant who is not an employee of the Company or any "subsidiary" (within the meaning of Section 424(f) of the Code). An Incentive Stock Option shall not be granted to any employee who, at the time of grant, owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or any "parent" or "subsidiary" of the Company within the meaning of Section 424(f) of the Code, unless the purchase price per share is not less than 110% of the Fair Market Value of Company Stock on the date of grant and the term of the Option is not more than five years from the date of grant.

         6.       Transferability of Stock Options

         Only the Optionee or his or her authorized legal representative may exercise rights under a Stock Option. Rights under an Incentive Stock Option may not be transferred other than by will or by the laws of descent and distribution. Rights under a Nonqualified Stock Option may not be transferred except (i) by will or by the laws of decent and distribution, (ii) to the Optionee's spouse or a lineal descendant or to one or more trusts for the benefit of such family members or to partnerships in which such family members are the only partners provided that the Optionee receives no consideration for such transfer and the Grant Letter relating to such Stock Options continues to be subject to the same terms and conditions that were applicable to such Stock Option immediately prior to such transfer, and (iii) if permitted by Rule 16b-3 of the Exchange Act and if permitted in any specific case by the Committee, in its sole discretion, pursuant to a qualified domestic relations order as defined under the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended or the regulations thereunder. When an Optionee dies, the personal representative or other person entitled to succeed to the rights of the Optionee ("Successor Optionee") may exercise such rights. A Successor Optionee must furnish proof satisfactory to the Company of his or her right to receive the Stock Option under the Optionee's will or under the applicable laws of descent and distribution.

         7.       Change of Control of the Company


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         As used herein, a "Change of Control" shall be deemed to have occurred if:

         (a) Any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes a "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 40% or more of the voting power of the then outstanding securities of the Company;

         (b) the stockholders of the Company approve an agreement providing for
(i) the merger or consolidation of the Company with another corporation where the stockholders of the Company, immediately prior to the merger or consolidation, would not beneficially own, immediately after the merger or consolidation, shares entitling such stockholders to 50% or more of all votes (without consideration of the rights of any class of stock to elect directors by a separate class vote) to which all stockholders of the surviving corporation would be entitled in the election of directors or where the members of the Board, immediately prior to the merger or consolidation, would not, immediately after the merger or consolidation, constitute a majority of the Board of the surviving corporation or (ii) the sale or other disposition of all or substantially all the assets of the Company, or a liquidation, dissolution or statutory exchange of the Company;

         (c) Any person has commenced, or announced an intention to commence, a tender offer or exchange offer for 40% or more of the voting power of the then outstanding securities of the Company; or

         (d) During any period of two consecutive calendar years there is a change of 25% or more in the composition of the Board in office at the beginning of the period except for changes approved by at least two-thirds of the directors then in office who were directors at the beginning of the period.

         8.       Consequences of a Change of Control

         (a) Upon a Change of Control (i) the Company shall provide each Grantee with outstanding Grants written notice of such Change of Control and (ii) all outstanding Stock Options shall automatically accelerate and become fully exercisable.

         (b) In addition, upon a Change of Control described in Section 7(b)(i) where the Company is not the surviving corporation (or survives only as a subsidiary of another corporation), all outstanding Stock Options shall be assumed or replaced with comparable options or rights by the surviving corporation.

         (c) Notwithstanding the foregoing, in the event of a Change of Control, the Committee may (i) require that Optionees surrender their outstanding Stock Options in exchange for a payment by the Company, in cash or Company Stock as determined by the Committee, in an amount equal to the amount by which the then Fair Market Value of the shares of Company Stock subject to the Optionee's outstanding Stock Options exceeds the option purchase price of the Stock Options and (ii) terminate any or all outstanding Stock Options at such time as the Committee deems appropriate. Such surrender shall take place as of the date of the Change of Control or such other date as the Committee may specify, and, in the case of a Stock Option held by an Optionee who is subject to Section 16(b) of the Exchange Act, any such surrender or payment shall be made on such date as the Committee shall determine consistent with Rule 16b-3 under the Exchange Act. The Committee shall not have the right to take the actions described in this Subsection (c) if such right would make the applicable Change of Control ineligible for pooling of interest accounting treatment under APB No. 16 or make such Change of Control ineligible for desired tax treatment with respect to such Change of Control and, but for this provision, the Change of Control would otherwise qualify for and the Company intends to use such treatment.

         9.       Amendment and Termination of the Plan

         (a) Amendment. The Board may amend or terminate the Plan at any time; provided, however, that any amendment that increases the aggregate (or individual limit for any single Optionee) number of shares of Company Stock that may be issued or transferred under the Plan (other than by operation of Section 3(b)), or modifies the requirements as to eligibility for participation in the Plan, shall be subject to approval by the shareholders of the Company and provided, further, that the Board shall not amend the Plan without shareholder approval if such approval is required by Rule 16b-3 of the Exchange Act or
Section 162(m) of the Code.

         (b) Termination of Plan. The Plan shall terminate on the day immediately preceding the tenth anniversary of its effective date unless terminated earlier by the Board or unless extended by the Board with the approval of the shareholders.


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         (c) Termination and Amendment of Outstanding Stock Options. A
termination or amendment of the Plan that occurs after a Stock Option is granted shall not materially impair the rights of an Optionee unless the Optionee consents or unless the Committee acts under Section 17(b) hereof. The termination of the Plan shall not impair the power and authority of the Committee with respect to an outstanding Stock Option. Whether or not the Plan has terminated, an outstanding Stock Option may be terminated or amended under
Section 17(b) hereof or may be amended by agreement of the Company and the Optionee consistent with the Plan.

         10.      Funding of the Plan

         This Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Stock Options under this Plan.

         11.      Rights of Optionees

         Nothing in this Plan shall entitle any Optionee or other person to any claim or right to be granted a Stock Option under this Plan. Neither this Plan nor any action taken hereunder shall be construed as giving any Optionee any rights to be retained by or in the employ of the Company or any other employment rights.

         12.      Withholding of Taxes

         The Optionee or other person receiving such shares in connection with the exercise of any Stock Option hereunder shall be required to pay to the Company the amount of any federal, state or local taxes which the Company is required to withhold with respect to the exercise of such Stock Options. The Company further shall have the right to deduct from other wages paid to the employee by the Company the amount of any withholding due with respect to such Stock Options.

         13.      Agreements with Optionees

         Each Stock Option made under this Plan shall be evidenced by a Grant Letter containing such terms and conditions as the Committee shall approve.

         14.      Requirements for Issuance of Shares

         No Company Stock shall be issued or transferred upon exercise of any Stock Option hereunder unless and until all legal requirements applicable to the issuance or transfer of such Company Stock have been complied with to the satisfaction of the Committee. The Committee shall have the right to condition any Stock Option granted to any Optionee hereunder on such Optionee's undertaking in writing to comply with such restrictions on his subsequent disposition of such shares of Company Stock as the Committee shall deem necessary or advisable as a result of any applicable law, regulation or official interpretation thereof, and certificates representing such shares may be legended to reflect any such restrictions.

         15.      Headings

         Section headings are for reference only. In the event of a conflict between a title and the content of a Section, the content of the Section shall control.

         16.      Effective Date of the Plan

         Subject to the approval of the Company's shareholders, this Plan shall be effective as of September 8, 1995.

         17.      Miscellaneous

         (a) Substitute Stock Options. The Committee may grant a Stock Option to an employee of another corporation who becomes a Participant by reason of a corporate merger, consolidation, acquisition of stock or property, reorganization or liquidation involving the Company or any of its subsidiaries in substitution for a stock option granted by such corporation ("Substituted Stock Options"). The terms and conditions of the substitute Stock Option may vary from the terms and conditions required by the Plan and from those of the Substituted Stock Options. The Committee shall prescribe the provisions of the substitute Stock Options.


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         (b) Compliance with Law. The Plan, the exercise of Stock Options and the obligations of the Company to issue or transfer shares of Company Stock under Stock Options shall be subject to all applicable laws and to approvals by any governmental or regulatory agency as may be required. With respect to a person subject to Section 16 of the Exchange Act, it is the intent of the Company that the Plan and all transactions under the Plan comply with all applicable provisions of Rule 16b-3 or its successors under the Exchange Act. The Committee may revoke any Stock Option if it is contrary to law or modify a Stock Option to bring it into compliance with any valid and mandatory government regulation. The Committee may also adopt rules regarding the withholding of taxes on payments to Optionees. The Committee may, in its sole discretion, agree to limit its authority under this Section.

         (c) Ownership of Stock. Except as otherwise provided by the Committee, an Optionee or Successor Optionee shall have no rights as a shareholder with respect to any shares of Company Stock covered by a Stock Option until the shares are issued or transferred to the Optionee or Successor Optionee on the stock transfer records of the Company.

         (d) Governing Law. The validity, construction, interpretation and effect of the Plan and Grant Letters issued under the Plan shall be governed exclusively by and determined in accordance with the laws of the Commonwealth of Pennsylvania.